Supplement dated June 16, 2010
to the Prospectus for
Principal Variable Contracts Funds, Inc.
Dated May 1, 2010
(as supplemented on May 19, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

EQUITY INCOME ACCOUNT
Effective June 30, 2010, the benchmark will change. The Investment Advisor and Sub-Advisor believe the
Russell 1000 Value Index is a better representation of the investment universe for this Account’s investment philosophy than the S&P 500/Citigroup Value Index and the S&P 500 Index.

Average Annual Total Returns

For the periods ended December 31, 2009	Past 1 Year	Past 5 Years	Past 10 Years
Equity Income Account - Class 1 (inception 04/28/1998)	20.00%	1.68%	6.43%
Equity Income Account - Class 2 (inception 05/01/2001)	19.76%	1.43%	6.18%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
S&P 500/Citigroup Value Index (reflects no deduction for fees, expenses, or taxes)	21.18%	-0.27%	1.20%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%